Exhibit 32.2

CERTIFICATION OF PERIODIC REPORT

In connection with the Quarterly Report on Form 10-Q of Comstock Inc. (the “Company”) for the period ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Judd Merrill, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Judd Merrill
Judd Merrill
Chief Financial Officer (Principal Financial Officer)

Date: October 30, 2025